Linda McCulloch • Montana Secretary of State • Business Services Bureau
Room 260, Capitol Building, PO Box 202801, Helena MT 59620-2801
Phone (406) 444-3665 • Fax (406) 444-3976 • E-mail sos@mt.gov
www.sos.mt.gov

Montana UCC Filing Acknowledgment - Original Filing #: **583151033**

June 24, 2011

CROWLEY FLECK PLLP
DARCI DRINKWATER
PO BOX 2529
BILLINGS MT 59103

Filing Fee:	$7.00
Priority Fee	$20.00
Fax fee:	$5.00
	$32.00

Fax: (406)-252-3181 Done 6/24/11

The Montana Secretary of State's Office has received and filed your document. The information stated below reflects the data that was indexed in our system. Please review the information for accuracy. If you find a potential error, please promptly notify a UCC specialist at (406) 444-2468.

Filing Type: **UCC Lien** Original Filing #: **583151033**

Filing Date: **06/24/2011** Filing Time: **11:36AM** Lapse Date: **06/24/2016**

Party Type	Party Name and Address	Social Security/Tax ID
Debtor	**GRANT HARTFORD CORPORATION** **2620 CONNERY WAY** **Missoula MT 59808**	
Secured Party	**CDM CONSTRUCTORS, INC.** **50 WEST 14th STREET, 2nd FLOOR** **Helena MT 59601**	

Filing by the Secretary of State is not conclusive proof that all conditions for securing priority have been met. Ensuring that accurate information is on the document to be filed is the responsibility of the filing party. If the filing is challenged, the Secretary of State does not guarantee that the filing is legally sufficient to secure priority under UCC Article 9 and expressly disclaims any liability for failure of the filing party to secure priority resulting from the information contained in the filed document, or the lack of information on the filed document.

To increase productivity in processing your documents we ask that you please not affix your payments to your submitted documents.

CT9899

[redacted]

COPY

UCC FINANCING STATEMENT

FOLLOW INSTRUCTIONS (front and back) CAREFULLY

A. NAME & PHONE OF CONTACT AT FILER [optional]
Darci Drinkwalter (406) 255-7278

B. SEND ACKNOWLEDGMENT TO: (Name and Address)

Alan C. Bryan
Crowley Fleck PLLP
P.O. Box 2529
Billings, MT 59103

Montana Secretary of State
6/24/2011 11:36:00 AM
Filed: 583151033
$32 CT9899

THE ABOVE SPACE IS FOR FILING OFFICE USE ONLY

1. DEBTOR'S EXACT FULL LEGAL NAME - insert only one debtor name (1a or 1b) - do not abbreviate or combine names

1a. ORGANIZATION'S NAME: GRANT HARTFORD CORPORATION			
OR 1b. INDIVIDUAL'S LAST NAME	FIRST NAME	MIDDLE NAME	SUFFIX
1c. MAILING ADDRESS: 2620 CONNERY WAY	CITY: MISSOULA	STATE: MT / POSTAL CODE: 59808	COUNTRY
1d. SEE INSTRUCTIONS / ADD'L INFO RE ORGANIZATION DEBTOR / 1e. TYPE OF ORGANIZATION: General Business	1f. JURISDICTION OF ORGANIZATION: Montana	1g. ORGANIZATIONAL ID #, if any: D167016	☐ NONE

2. ADDITIONAL DEBTOR'S EXACT FULL LEGAL NAME - insert only one debtor name (2a or 2b) - do not abbreviate or combine names

2a. ORGANIZATION'S NAME			
OR 2b. INDIVIDUAL'S LAST NAME	FIRST NAME	MIDDLE NAME	SUFFIX
2c. MAILING ADDRESS	CITY	STATE / POSTAL CODE	COUNTRY
2d. SEE INSTRUCTIONS / ADD'L INFO RE ORGANIZATION DEBTOR / 2e. TYPE OF ORGANIZATION	2f. JURISDICTION OF ORGANIZATION	2g. ORGANIZATIONAL ID #, if any	☐ NONE

3. SECURED PARTY'S NAME (or NAME of TOTAL ASSIGNEE of ASSIGNOR S/P) - insert only one secured party name (3a or 3b)

3a. ORGANIZATION'S NAME: CDM CONSTRUCTORS, INC.			
OR 3b. INDIVIDUAL'S LAST NAME	FIRST NAME	MIDDLE NAME	SUFFIX
3c. MAILING ADDRESS: 50 WEST 14th STREET, 2nd FLOOR	CITY: HELENA	STATE: MT / POSTAL CODE: 59601	COUNTRY

4. This FINANCING STATEMENT covers the following collateral:

See attached Exhibit A.

5. ALTERNATIVE DESIGNATION [if applicable]: ☐ LESSEE/LESSOR ☐ CONSIGNEE/CONSIGNOR ☐ BAILEE/BAILOR ☐ SELLER/BUYER ☐ AG. LIEN ☐ NON-UCC FILING

6. ☐ This FINANCING STATEMENT is to be filed [for record] (or recorded) in the REAL ESTATE RECORDS. Attach Addendum [if applicable]

7. Check to REQUEST SEARCH REPORT(S) on Debtor(s) [ADDITIONAL FEE] [optional] ☐ All Debtors ☐ Debtor 1 ☐ Debtor 2

8. OPTIONAL FILER REFERENCE DATA
Our File No. 19-573-002

FILING OFFICE COPY — UCC FINANCING STATEMENT (FORM UCC1) (REV. 05/22/02)

EXHIBIT A
TO UCC FINANCING STATEMENT

Debtor's inventory, now owned or hereafter acquired, including all recovered valuable minerals, the proceeds, products, refined materials, dore', bullion, and accounts relating to said valuable minerals (collectively the "Minerals"). The Minerals are currently stockpiled on the following described property located in Granite County, Montana:

A parcel of land in Section 3, Township 12 North, Range 14 West, P.M.M., consisting of portions of the following Mineral Surveys: Free Coin MS 4652, Lead King MS 4811, Bull's Eye MS 4651, Bull's Eye Fraction MS 9405, Grant and Hartford MS 7327, White Cloud MS 5631, Red Cloud MS 5451; the following unpatented claims: GHC 50 and GHC 52; and more particularly described as follows:

Beginning at a point that bears N 81° 06' 35" W, 1971.39 feet from the Section Corner common to Section 2, 3, 10 and 11, Township 12 North, Range 14 West, P.M.M.; then N 61° 10' 02" W, 811.00 feet to a point; then N 43° 13' 59" E, 1954.35 feet to a point; S 67° 05' 56" E, 361.48 feet to a point; then S 29° 51' 33" W, 1930.62 feet to the Point of Beginning.

Montana Secretary of State
6/24/2011 11:36:00 AM
Filed: 583151033
$32 CT9899